As filed with the Securities and Exchange Commission on August 29, 2005
Registration No. 333-126246

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to
Form S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	4812	33-0811062
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

10307 Pacific Center Court

San Diego, CA 92121
(858) 882-6000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

S. Douglas Hutcheson

Chief Executive Officer
Leap Wireless International, Inc.
10307 Pacific Center Court
San Diego, CA 92121
(858) 882-6000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies To:

Barry M. Clarkson, Esq.

Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, CA 92130
(858) 523-5400

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box.    ☑

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.    ☐

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
     Leap Wireless International, Inc. has prepared this Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-124374) for the purpose of filing with the Securities and Exchange Commission the corrected Exhibit 23.1, Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to Amendment No. 1 to the Registration Statement on Form S-1. Amendment No. 1 was inadvertently filed with the consent dated June 28, 2005 of PricewaterhouseCoopers LLP, which was the consent from the original filing of the Registration Statement on Form S-1. Amendment No. 2 does not modify any provision of the prospectus that forms a part of the Registration Statement and accordingly such prospectus has not been included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.	Other Expenses of Issuance and Distribution.

      The following table sets forth the costs and expenses, other than the underwriting discount, payable by the registrant in connection with the sale of common stock being registered. All amounts are estimates except for the SEC registration fee:

SEC registration fee	$55,383
Printing and engraving expenses	2,000
Legal fees and expenses	20,000
Accounting fees and expenses	30,000
Miscellaneous	2,617

Total	$110,000

ITEM 14.	Indemnification of Directors and Officers

      As permitted by Section 102 of the Delaware General Corporation Law, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated bylaws that limit or eliminate the personal liability of our directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or

•	any transaction from which the director derived an improper personal benefit.

      These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission. Our certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

      As permitted by Section 145 of the Delaware General Corporation Law, our amended and restated bylaws provide that:

•	we may indemnify our directors, officers, and employees to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions;

•	we may advance expenses to our directors, officers and employees in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions; and

•	the rights provided in our bylaws are not exclusive.

      Our amended and restated certificate of incorporation, attached as Exhibit 3.1 hereto, and our amended and restated bylaws, attached as Exhibit 3.2 hereto, provide for the indemnification provisions described above and elsewhere herein. In addition, we have entered into separate indemnification agreements, a form of which is filed as Exhibit 10.1 hereto, with our directors and officers which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements may require us, among other things, to indemnify our officers and directors against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements also may require us to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified. In addition, we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances. These indemnification provisions and the indemnification agreements may be sufficiently broad to permit indemnification of our officers and directors for liabilities, including reimbursement of expenses incurred, arising under the Securities Act.

ITEM 15.	Recent Sales of Unregistered Securities

      Since August 16, 2002, we have issued unregistered securities to a limited number of persons as described below.

(1) Effective August 30, 2002, Leap issued 21,020,431 shares of common stock to MCG PCS, Inc. pursuant to a binding arbitration award relating to our acquisitions of wireless licenses in Buffalo and Syracuse. The issuance of these shares was deemed to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering. All of these shares of common stock were cancelled on the effective date of our Plan of Reorganization.

(2) On August 16, 2004, pursuant to the Plan of Reorganization and in connection with satisfying the claims of holders of general unsecured claims against Leap, Leap issued 2.1 million shares of common stock, $0.0001 par value per shares, to the Leap Creditor Trust for distribution to holders of allowed Leap general unsecured claims on a pro rata basis. These newly-issued shares of Leap common stock were issued without registration under the Securities Act in reliance on the provisions of Section 1145 of the Bankruptcy Code.

(3) On August 16, 2004, pursuant to the Plan of Reorganization, Leap issued 57.9 million shares of common stock, $0.0001 par value per share, and contributed such shares to its wholly owned subsidiary, Cricket Communications Holdings, Inc., which in turn contributed such shares to its wholly owned subsidiary, Cricket Communications, Inc. On August 16, 2004, pursuant to the Plan of Reorganization and in connection with satisfying the claims of holders of Cricket’s senior secured vendor debt, Cricket distributed the 57.9 million Leap common shares to holders of allowed claims in respect of Cricket’s senior secured vendor debt on a pro rata basis. These newly-issued shares of Leap common stock were issued without registration under the Securities Act in reliance on the provisions of Section 1145 of the Bankruptcy Code.

(4) On January 30, 2004, Leap, MCG PCS, Inc., Michael Gelfand, the Leap Creditor Trust, the Official Unsecured Creditors’ Committee of Leap and the informal committee of Cricket’s senior secured vendor debtholders agreed to settle their various disputes. Under the settlement agreement, the parties agreed to dismiss their respective claims and litigations and to grant each other mutual releases, in exchange for Cricket’s payment of a portion of MCG’s attorneys’ fees and expenses incurred in connection with the Chapter 11 cases (subject to a maximum of $750,000) and Leap issuing to MCG certain warrants on the effective date of the Plan of Reorganization. On August 16, 2004, pursuant to the settlement agreement, MCG dismissed its appeal of the Bankruptcy Court’s confirmation order of Leap’s Plan of Reorganization, Cricket paid $750,000 to MCG PCS, Inc. and Leap issued to MCG PCS, Inc. warrants to purchase 600,000 shares of Leap common stock, $0.0001 par value per share, at an exercise price of $16.83 per share. The warrants expire on March 23, 2009 and contain customary anti-dilution and net-issuance provisions. The warrants to purchase Leap common stock were issued without registration under the Securities Act in reliance on the provisions of Section 4(2) of the Securities Act.

      There were no underwriters employed in connection with any of the transactions set forth in this Item 15.

ITEM 16.	Exhibits and Financial Statement Schedules.

      (a) Exhibits.

Exhibit
Number		Description

2	.1(1)	Fifth Amended Joint Plan of Reorganization dated as of July 30, 2003, as modified to reflect all technical amendments subsequently approved by the Bankruptcy Court.
2	.2(2)	Disclosure Statement Accompanying Fifth Amended Joint Plan of Reorganization dated as of July 30, 2003.
2	.3(3)	Order Confirming Debtors’ Fifth Amended Joint Plan of Reorganization dated as of July 30, 2003.
3	.1(4)	Amended and Restated Certificate of Incorporation of Leap Wireless International, Inc.
3	.2(4)	Amended and Restated Bylaws of Leap Wireless International, Inc.
4	.1(5)	Form of Common Stock Certificate.
4	.2(4)	Registration Rights Agreement dated as of August 16, 2004, by and among Leap Wireless International Inc., MHR Institutional Partners II LP, MHR Institutional Partners IIA LP and Highland Capital Management, L.P.
4	.2.1**	Amendment No. 1 to Registration Rights Agreement dated as of June 7, 2005 by and among Leap Wireless International, Inc., MHR Institutional Partners II LP, MHR Institutional Partners IIA LP and Highland Capital Management, L.P.
5	.1**	Opinion of Latham & Watkins LLP.
10	.1(6)#	Form of Indemnity Agreement to be entered into by and between Leap Wireless International, Inc. and its directors and officers.
10	.2(7)†	System Equipment Purchase Agreement, effective as of September 20, 1999, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc. (including exhibits thereto).
10	.2.1(8)†	Amendment #1 to System Equipment Purchase Agreement, effective as of November 28, 2000, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc. (including exhibits thereto).
10	.2.2(8)†	Form of Amendment to System Equipment Purchase Agreement, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc. (including exhibits thereto).
10	.2.3(9)	Schedule to Form of Amendment to System Equipment Purchase Agreement.
10	.2.4(9)†	Amendment #6 to System Equipment Purchase Agreement, effective as of February 5, 2001, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc.
10	.2.5(10)	Amended and Restated Settlement Agreement, entered into as of September 29, 2003, by and among Leap Wireless International, Inc., Cricket Communications, Inc. and Cricket Communications Holdings, Inc., on behalf of themselves and certain other related debtors and debtors in possession whose cases are being jointly administered with the bankruptcy cases of Leap Wireless International, Inc., Cricket and Holdings and which are listed on Exhibit “A” thereto, Cricket Performance 3, Inc. and Ericsson Wireless Communications Inc.
10	.2.6(11)†	Amendment #11 to System Equipment Purchase Agreement, effective as of May 12, 2004, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc.

Exhibit
Number		Description

10	.3(7)†	Amended and Restated System Equipment Purchase Agreement, entered into as of June 30, 2000, by and between Cricket Communications, Inc. and Lucent Technologies Inc. (including exhibits thereto).
10	.3.1(12)	Amendment No. 1 to the Amended and Restated System Equipment Purchase Agreement by and between Lucent Technologies Inc. and Cricket Communications, Inc., entered into as of March 22, 2002.
10	.3.2(12)†	Amendment No. 2 to the Amended and Restated System Equipment Purchase Agreement by and between Lucent Technologies Inc. and Cricket Communications, Inc., entered into as of March 22, 2002.
10	.3.3(13)†	Amendment No. 3 to Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., effective March 22, 2002.
10	.3.4(13)†	Amendment No. 4 to Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., effective March 22, 2002.
10	.3.5(10)	Amendment No. 5 to the Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., executed as of September 23, 2003.
10	.3.6(14)†	Amendment No. 6 to the Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., effective as of February 4, 2004.
10	.3.7(15)†	Amendment No. 7 to the Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., effective as of January 1, 2005.
10	.4(16)†	Amended and Restated System Equipment Purchase Agreement, effective as of December 23, 2002, by and between Cricket Communications, Inc. and Nortel Networks Inc. (including exhibits thereto).
10	.4.1(16)	Amendment No. 1 to Amended and Restated System Equipment Purchase Agreement, effective as of February 7, 2003, by and between Cricket Communications, Inc. and Nortel Networks Inc. (including exhibits thereto).
10	.4.2(15)†	Amendment No. 2 to Amended and Restated System Equipment Purchase Agreement, effective as of December 22, 2004, by and between Cricket Communications, Inc. and Nortel Networks Inc.
10	.5(17)	The Leap Wireless International, Inc. Employee Stock Purchase Plan.
10	.7(5)#	Resignation Agreement by and among Leap Wireless International, Inc., Cricket Communications, Inc. and William M. Freeman, dated February 25, 2005.
10	.8(18)#	Consulting Agreement, dated as of August 1, 2004, by and between Cricket Communications, Inc. and Al Moschner.
10	.9(18)#	Indemnity Agreement, dated as of October 26, 2004, by and between Leap Wireless International, Inc. and Manford Leonard.
10	.10(18)#	Letter Agreement, dated October 26, 2004, by and between Cricket Communications, Inc. and Manford Leonard.
10	.11(5)	Credit Agreement, dated as of December 22, 2004, among Cricket Communications, Inc., Alaska Native Broadband 1 License, LLC, and Alaska Native Broadband 1, LLC.
10	.11.1(5)	Amendment, dated January 26, 2005, to the Credit Agreement, dated as of December 22, 2004, among Cricket Communications, Inc., Alaska Native Broadband 1 License, LLC, and Alaska Native Broadband 1, LLC.
10	.11.2**	Amendment No. 2, dated June 24, 2005, to the Credit Agreement, dated as of December 22, 2004, among Cricket Communications, Inc., Alaska Native Broadband 1 License, LLC, and Alaska Native Broadband 1, LLC.
10	.12(19)#	Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan.

Exhibit
Number		Description

10	.12.1(19)#†	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (Three-Year Vesting).
10	.12.2(20)#†	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (February 2008 Vesting).
10	.12.3(20)#†	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (Five-Year Vesting).
10	.12.4(19)#	Form of Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement.
10	.12.5(20)#†	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (February 2008 Vesting).
10	.12.6(20)#†	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (Five-Year Vesting).
10	.12.7(5)#	Form of Non-Employee Director Stock Option Grant Notice and Non-Qualified Stock Option Agreement.
10	.13(5)#†	Amended and Restated Executive Employment Agreement among Leap Wireless International, Inc., Cricket Communications, Inc., and S. Douglas Hutcheson, dated as of January 10, 2005.
10	.13.1(20)#	First Amendment to Amended and Restated Employment Agreement, effective as of June 17, 2005, between Leap Wireless International, Inc. and S. Douglas Hutcheson.
10	.14(21)	Credit Agreement, dated January 10, 2005, by and among Cricket Communications, Inc., Leap Wireless International, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent and L/C issuer.
10	.14.1(21)	Security Agreement, dated January 10, 2005, by and among Cricket Communications, Inc., Leap Wireless International, Inc., the Subsidiary Guarantors and Bank of America, N.A., as collateral agent.
10	.14.2(21)	Parent Guaranty, dated January 10, 2005, made by Leap Wireless International, Inc. in favor of the secured parties under the Credit Agreement.
10	.14.3(21)	Subsidiary Guaranty, dated January 10, 2005, made by the Subsidiary Guarantors in favor of the secured parties under the Credit Agreement.
10	.14.4(22)	Letter from Cricket Communications, Inc. to the Lenders under the Credit Agreement, dated as of January 10, 2005, among the Company, Bank of America, N.A., Goldman Sachs Credit Partners L.P., Credit Suisse First Boston and the other lenders party thereto, dated April 12, 2005.
10	.14.5(23)	Amendment No. 1 to the Credit Agreement among Cricket Communications, Inc., Leap Wireless International, Inc., the lenders party to the Credit Agreement and Bank of America, N.A., as agent, dated as of July 22, 2005.
10	.14.6(23)	Amendment No. 2 to the Credit Agreement among Cricket Communications, Inc., Leap Wireless International, Inc., the lenders party to the Credit Agreement and Bank of America, N.A., as agent, dated as of July 22, 2005.
10	.15(5)#	Employment offer letter dated January 31, 2005, between Cricket Communications, Inc. and Albin F. Moschner.
10	.16.1(5)	Emergence Bonus Agreement, dated February 17, 2005, between Leap Wireless International, Inc. and Glenn T. Umetsu.
10	.16.2(5#)	Emergence Bonus Agreement, dated February 17, 2005, between Leap Wireless International, Inc. and David B. Davis.
10	.16.3(5)#	Emergence Bonus Agreement, dated February 17, 2005, between Leap Wireless International, Inc. and Leonard C. Stephens.
10	.16.4(5)#	Emergence Bonus Agreement, dated February 17, 2005, between Leap Wireless International, Inc. and Robert J. Irving, Jr.
10	.17(24)#	2005 Cricket Non-Sales Bonus Plan.

Exhibit
Number		Description

10	.18(24)#	Employee Offer Letter dated March 24, 2005, between Cricket Communications, Inc. and Grant Burton.
10	.19.1(25)#	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and David B. Davis.
10	.19.2(25)#	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and Robert J. Irving, Jr.
10	.19.3(25)#	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and Leonard C. Stephens.
10	.19.4(25)#	Agreement, dated as of July 8, 2005, between the Company and Harvey P. White.
21	.1(5)	Subsidiaries of Leap Wireless International, Inc.
23	.1*	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm for Amendment No. 1 to the Registration Statement.
23	.2*	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.
23	.3**	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
24	.1**	Power of Attorney

*	Filed herewith.

**	Previously filed.

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

#	Management contract or compensatory plan or arrangement in which one or more executive officers or directors participates.

(1)	Filed as an exhibit to Leap’s Current Report on Form 8-K/ A, dated July 30, 2003, filed with the SEC on May 7, 2004, and incorporated herein by reference.

(2)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated July 30, 2003, filed with the SEC on August 11, 2003, and incorporated herein by reference.

(3)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated October 22, 2003, filed with the SEC on November 6, 2003, and incorporated herein by reference.

(4)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated August 16, 2004, filed with the SEC on August 20, 2004, and incorporated herein by reference.

(5)	Filed as an exhibit to Leap’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the SEC on May 16, 2005, and incorporated herein by reference.

(6)	Filed as an exhibit to Leap’s Registration Statement on Form 10, as amended (File No. 0-29752), as filed with the SEC on September 14, 1998 and incorporated herein by reference.

(7)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, as filed with the SEC on November 14, 2000, and incorporated herein by reference.

(8)	Filed as an exhibit to Leap’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC on March 2, 2001, and incorporated herein by reference.

(9)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, as filed with the SEC on May 15, 2001, and incorporated herein by reference.

(10)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003, as filed with the SEC on November 21, 2003, and incorporated herein by reference.

(11)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004, as filed with the SEC on August 12, 2004, and incorporated herein by reference.

(12)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002, as filed with the SEC on May 14, 2002, and incorporated herein by reference.

(13)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002, as filed with the SEC on November 13, 2002, and incorporated herein by reference.

(14)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004, as filed with the SEC on May 17, 2004, and incorporated herein by reference.

(15)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated December 31, 2004, filed with the SEC on March 28, 2005, and incorporated herein by reference.

(16)	Filed as an exhibit to Leap’s Amendment No. 1 to Annual Report on Form 10-K/ A for the year ended December 31, 2002, as filed with the SEC on April 16, 2003, and incorporated herein by reference.

(17)	Filed as an appendix to Leap’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on August 11, 2005, and incorporated herein by reference.

(18)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, as filed with the SEC on November 22, 2004, and incorporated herein by reference.

(19)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated January 5, 2005, filed with the SEC on January 11, 2005, and incorporated herein by reference.

(20)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated June 17, 2005, filed with the SEC on June 23, 2005, and incorporated herein by reference.

(21)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated January 10, 2005, filed with the SEC on January 14, 2005, and incorporated herein by reference.

(22)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated April 12, 2005, as filed with the SEC on April 13, 2005, and incorporated herein by reference.

(23)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated July 22, 2005, as filed with the SEC on July 25, 2005, and incorporated herein by reference.

(24)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, as filed with the SEC on June 15, 2005, and incorporated herein by reference.

(25)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated July 8, 2005, as filed with the SEC on July 14, 2005, and incorporated herein by reference.

ITEM 17.     Undertakings.

      (a) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions described in Item 14 or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers, or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      (b) We hereby undertake:

1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement;

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (c) We hereby undertake that:

1. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

2. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

      Pursuant to the requirements of the Securities Act Leap Wireless International, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Diego, California, on August 26, 2005.

LEAP WIRELESS INTERNATIONAL, INC.

By:	/s/ ROBERT J. IRVING, JR.

Robert J. Irving, Jr.

Senior Vice President, General Counsel

and Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* S. Douglas Hutcheson	Chief Executive Officer, President and Director (Principal Executive Officer)	August 26, 2005

* Dean M. Luvisa	Vice President, Finance, Treasurer and Acting Chief Financial Officer (Principal Financial Officer)	August 26, 2005

* James D. Dondero	Director	August 26, 2005

* John D. Harkey, Jr.	Director	August 26, 2005

* Robert V. LaPenta	Director	August 26, 2005

* Mark H. Rachesky, MD	Chairman of the Board	August 26, 2005

* Michael B. Targoff	Director	August 26, 2005

Signature		Title	Date

* Grant Burton		Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	August 26, 2005

*By:	/s/ ROBERT J. IRVING, JR. Robert J. Irving, Jr. Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit
Number		Description

2	.1(1)	Fifth Amended Joint Plan of Reorganization dated as of July 30, 2003, as modified to reflect all technical amendments subsequently approved by the Bankruptcy Court.
2	.2(2)	Disclosure Statement Accompanying Fifth Amended Joint Plan of Reorganization dated as of July 30, 2003.
2	.3(3)	Order Confirming Debtors’ Fifth Amended Joint Plan of Reorganization dated as of July 30, 2003.
3	.1(4)	Amended and Restated Certificate of Incorporation of Leap Wireless International, Inc.
3	.2(4)	Amended and Restated Bylaws of Leap Wireless International, Inc.
4	.1(5)	Form of Common Stock Certificate.
4	.2(4)	Registration Rights Agreement dated as of August 16, 2004, by and among Leap Wireless International Inc., MHR Institutional Partners II LP, MHR Institutional Partners IIA LP and Highland Capital Management, L.P.
4	.2.1**	Amendment No. 1 to Registration Rights Agreement dated as of June 7, 2005 by and among Leap Wireless International, Inc., MHR Institutional Partners II LP, MHR Institutional Partners IIA LP and Highland Capital Management, L.P.
5	.1**	Opinion of Latham & Watkins LLP.
10	.1(6)#	Form of Indemnity Agreement to be entered into by and between Leap Wireless International, Inc. and its directors and officers.
10	.2(7)†	System Equipment Purchase Agreement, effective as of September 20, 1999, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc. (including exhibits thereto).
10	.2.1(8)†	Amendment #1 to System Equipment Purchase Agreement, effective as of November 28, 2000, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc. (including exhibits thereto).
10	.2.2(8)†	Form of Amendment to System Equipment Purchase Agreement, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc. (including exhibits thereto).
10	.2.3(9)	Schedule to Form of Amendment to System Equipment Purchase Agreement.
10	.2.4(9)†	Amendment #6 to System Equipment Purchase Agreement, effective as of February 5, 2001, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc.
10	.2.5(10)	Amended and Restated Settlement Agreement, entered into as of September 29, 2003, by and among Leap Wireless International, Inc., Cricket Communications, Inc. and Cricket Communications Holdings, Inc., on behalf of themselves and certain other related debtors and debtors in possession whose cases are being jointly administered with the bankruptcy cases of Leap Wireless International, Inc., Cricket and Holdings and which are listed on Exhibit “A” thereto, Cricket Performance 3, Inc. and Ericsson Wireless Communications Inc.
10	.2.6(11)†	Amendment #11 to System Equipment Purchase Agreement, effective as of May 12, 2004, by and between Cricket Communications, Inc. and Ericsson Wireless Communications Inc.
10	.3(7)†	Amended and Restated System Equipment Purchase Agreement, entered into as of June 30, 2000, by and between Cricket Communications, Inc. and Lucent Technologies Inc. (including exhibits thereto).
10	.3.1(12)	Amendment No. 1 to the Amended and Restated System Equipment Purchase Agreement by and between Lucent Technologies Inc. and Cricket Communications, Inc., entered into as of March 22, 2002.
10	.3.2(12)†	Amendment No. 2 to the Amended and Restated System Equipment Purchase Agreement by and between Lucent Technologies Inc. and Cricket Communications, Inc., entered into as of March 22, 2002.

Exhibit
Number		Description

10	.3.3(13)†	Amendment No. 3 to Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., effective March 22, 2002.
10	.3.4(13)†	Amendment No. 4 to Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., effective March 22, 2002.
10	.3.5(10)	Amendment No. 5 to the Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., executed as of September 23, 2003.
10	.3.6(14)†	Amendment No. 6 to the Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., effective as of February 4, 2004.
10	.3.7(15)†	Amendment No. 7 to the Amended and Restated System Equipment Purchase Agreement by and between Cricket Communications, Inc. and Lucent Technologies Inc., effective as of January 1, 2005.
10	.4(16)†	Amended and Restated System Equipment Purchase Agreement, effective as of December 23, 2002, by and between Cricket Communications, Inc. and Nortel Networks Inc. (including exhibits thereto).
10	.4.1(16)	Amendment No. 1 to Amended and Restated System Equipment Purchase Agreement, effective as of February 7, 2003, by and between Cricket Communications, Inc. and Nortel Networks Inc. (including exhibits thereto).
10	.4.2(15)†	Amendment No. 2 to Amended and Restated System Equipment Purchase Agreement, effective as of December 22, 2004, by and between Cricket Communications, Inc. and Nortel Networks Inc.
10	.5(17)	The Leap Wireless International, Inc. Employee Stock Purchase Plan.
10	.7(5)#	Resignation Agreement by and among Leap Wireless International, Inc., Cricket Communications, Inc. and William M. Freeman, dated February 25, 2005.
10	.8(18)#	Consulting Agreement, dated as of August 1, 2004, by and between Cricket Communications, Inc. and Al Moschner.
10	.9(18)#	Indemnity Agreement, dated as of October 26, 2004, by and between Leap Wireless International, Inc. and Manford Leonard.
10	.10(18)#	Letter Agreement, dated October 26, 2004, by and between Cricket Communications, Inc. and Manford Leonard.
10	.11(5)	Credit Agreement, dated as of December 22, 2004, among Cricket Communications, Inc., Alaska Native Broadband 1 License, LLC, and Alaska Native Broadband 1, LLC.
10	.11.1(5)	Amendment, dated January 26, 2005, to the Credit Agreement, dated as of December 22, 2004, among Cricket Communications, Inc., Alaska Native Broadband 1 License, LLC, and Alaska Native Broadband 1, LLC.
10	.11.2**	Amendment No. 2, dated June 24, 2005, to the Credit Agreement, dated as of December 22, 2004, among Cricket Communications, Inc., Alaska Native Broadband 1 License, LLC, and Alaska Native Broadband 1, LLC.
10	.12(19)#	Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan.
10	.12.1(19)#†	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (Three-Year Vesting).
10	.12.2(20)#†	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (February 2008 Vesting).
10	.12.3(20)#†	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (Five-Year Vesting).
10	.12.4(19)#	Form of Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement.
10	.12.5(20)#†	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (February 2008 Vesting).

Exhibit
Number		Description

10	.12.6(20)#†	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (Five-Year Vesting).
10	.12.7(5)#	Form of Non-Employee Director Stock Option Grant Notice and Non-Qualified Stock Option Agreement.
10	.13(5)#†	Amended and Restated Executive Employment Agreement among Leap Wireless International, Inc., Cricket Communications, Inc., and S. Douglas Hutcheson, dated as of January 10, 2005.
10	.13.1(20)#	First Amendment to Amended and Restated Employment Agreement, effective as of June 17, 2005, between Leap Wireless International, Inc. and S. Douglas Hutcheson.
10	.14(21)	Credit Agreement, dated January 10, 2005, by and among Cricket Communications, Inc., Leap Wireless International, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent and L/C issuer.
10	.14.1(21)	Security Agreement, dated January 10, 2005, by and among Cricket Communications, Inc., Leap Wireless International, Inc., the Subsidiary Guarantors and Bank of America, N.A., as collateral agent.
10	.14.2(21)	Parent Guaranty, dated January 10, 2005, made by Leap Wireless International, Inc. in favor of the secured parties under the Credit Agreement.
10	.14.3(21)	Subsidiary Guaranty, dated January 10, 2005, made by the Subsidiary Guarantors in favor of the secured parties under the Credit Agreement.
10	.14.4(22)	Letter from Cricket Communications, Inc. to the Lenders under the Credit Agreement, dated as of January 10, 2005, among the Company, Bank of America, N.A., Goldman Sachs Credit Partners L.P., Credit Suisse First Boston and the other lenders party thereto, dated April 12, 2005.
10	.14.5(23)	Amendment No. 1 to the Credit Agreement among Cricket Communications, Inc., Leap Wireless International, Inc., the lenders party to the Credit Agreement and Bank of America, N.A., as agent, dated as of July 22, 2005.
10	.14.6(23)	Amendment No. 2 to the Credit Agreement among Cricket Communications, Inc., Leap Wireless International, Inc., the lenders party to the Credit Agreement and Bank of America, N.A., as agent, dated as of July 22, 2005.
10	.15(5)#	Employment offer letter dated January 31, 2005, between Cricket Communications, Inc. and Albin F. Moschner.
10	.16.1(5)	Emergence Bonus Agreement, dated February 17, 2005, between Leap Wireless International, Inc. and Glenn T. Umetsu.
10	.16.2(5#)	Emergence Bonus Agreement, dated February 17, 2005, between Leap Wireless International, Inc. and David B. Davis.
10	.16.3(5)#	Emergence Bonus Agreement, dated February 17, 2005, between Leap Wireless International, Inc. and Leonard C. Stephens.
10	.16.4(5)#	Emergence Bonus Agreement, dated February 17, 2005, between Leap Wireless International, Inc. and Robert J. Irving, Jr.
10	.17(24)#	2005 Cricket Non-Sales Bonus Plan.
10	.18(24)#	Employee Offer Letter dated March 24, 2005, between Cricket Communications, Inc. and Grant Burton.
10	.19.1(25)#	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and David B. Davis.
10	.19.2(25)#	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and Robert J. Irving, Jr.
10	.19.3(25)#	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and Leonard C. Stephens.
10	.19.4(25)#	Agreement, dated as of July 8, 2005, between the Company and Harvey P. White.
21	.1(5)	Subsidiaries of Leap Wireless International, Inc.
23	.1*	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm for Amendment No. 1 to the Registration Statement.

Exhibit
Number		Description

23	.2*	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.
23	.3**	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
24	.1**	Power of Attorney

*	Filed herewith.

**	Previously filed.

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

#	Management contract or compensatory plan or arrangement in which one or more executive officers or directors participates.

(1)	Filed as an exhibit to Leap’s Current Report on Form 8-K/ A, dated July 30, 2003, filed with the SEC on May 7, 2004, and incorporated herein by reference.

(2)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated July 30, 2003, filed with the SEC on August 11, 2003, and incorporated herein by reference.

(3)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated October 22, 2003, filed with the SEC on November 6, 2003, and incorporated herein by reference.

(4)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated August 16, 2004, filed with the SEC on August 20, 2004, and incorporated herein by reference.

(5)	Filed as an exhibit to Leap’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the SEC on May 16, 2005, and incorporated herein by reference.

(6)	Filed as an exhibit to Leap’s Registration Statement on Form 10, as amended (File No. 0-29752), as filed with the SEC on September 14, 1998 and incorporated herein by reference.

(7)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, as filed with the SEC on November 14, 2000, and incorporated herein by reference.

(8)	Filed as an exhibit to Leap’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC on March 2, 2001, and incorporated herein by reference.

(9)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, as filed with the SEC on May 15, 2001, and incorporated herein by reference.

(10)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003, as filed with the SEC on November 21, 2003, and incorporated herein by reference.

(11)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004, as filed with the SEC on August 12, 2004, and incorporated herein by reference.

(12)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002, as filed with the SEC on May 14, 2002, and incorporated herein by reference.

(13)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002, as filed with the SEC on November 13, 2002, and incorporated herein by reference.

(14)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004, as filed with the SEC on May 17, 2004, and incorporated herein by reference.

(15)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated December 31, 2004, filed with the SEC on March 28, 2005, and incorporated herein by reference.

(16)	Filed as an exhibit to Leap’s Amendment No. 1 to Annual Report on Form 10-K/ A for the year ended December 31, 2002, as filed with the SEC on April 16, 2003, and incorporated herein by reference.

(17)	Filed as an appendix to Leap’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on August 11, 2005, and incorporated herein by reference.

(18)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, as filed with the SEC on November 22, 2004, and incorporated herein by reference.

(19)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated January 5, 2005, filed with the SEC on January 11, 2005, and incorporated herein by reference.

(20)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated June 17, 2005, filed with the SEC on June 23, 2005, and incorporated herein by reference.

(21)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated January 10, 2005, filed with the SEC on January 14, 2005, and incorporated herein by reference.

(22)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated April 12, 2005, as filed with the SEC on April 13, 2005, and incorporated herein by reference.

(23)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated July 22, 2005, as filed with the SEC on July 25, 2005, and incorporated herein by reference.

(24)	Filed as an exhibit to Leap’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, as filed with the SEC on June 15, 2005, and incorporated herein by reference.

(25)	Filed as an exhibit to Leap’s Current Report on Form 8-K, dated July 8, 2005, as filed with the SEC on July 14, 2005, and incorporated herein by reference.